UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2016

Constant Contact, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 33707	04-3285398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference and is furnished to, but not filed with, the U.S. Securities and Exchange Commission (the “SEC”).

Item 7.01	Regulation FD Disclosure.

As previously announced, on October 30, 2015, Constant Contact, Inc., a Delaware corporation (“Constant Contact”), entered into an Agreement and Plan of Merger with Endurance International Group Holdings, Inc., a Delaware corporation (“Endurance”), and Paintbrush Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Endurance (“Merger Sub”), pursuant to which, among other things and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into Constant Contact (the “Merger”), with Constant Contact surviving the Merger as a wholly-owned subsidiary of Endurance. In connection with the Merger, on December 9, 2015, Constant Contact filed with the SEC a definitive proxy statement (the “Proxy Statement”), which was mailed to the stockholders of Constant Contact on or about December 15, 2015. Stockholders will vote upon the Merger at a special meeting expected to be held on January 21, 2016.

In connection with the Merger, Constant Contact has provided to Endurance certain preliminary financial estimates for the fourth quarter ended December 31, 2015 and for the fiscal year ended December 31, 2015, which is set forth in this Current Report on Form 8-K and Exhibit 99.1. Such financial estimates have been prepared by Constant Contact’s management and are preliminary in nature. Constant Contact is currently in the process of finalizing such financial results. Constant Contact’s actual financial results may differ from these estimates.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The information in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference and is furnished to, but not filed with, the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit, as it relates to Item 2.02 and Item 7.01 above, is furnished to, but not filed with, the Securities and Exchange Commission.

Exhibit No.	Description

99.1	Certain information with respect to Constant Contact that has not previously been reported to the public.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Constant Contact and Endurance. A special stockholder meeting is expected to be held on January 21, 2016 to obtain stockholder approval in connection with the proposed merger between Constant Contact and Endurance. Constant Contact has filed with the SEC the Proxy Statement and other relevant documents and may file additional relevant documents in connection with the proposed merger. The Proxy Statement has been mailed to the shareholders of Constant Contact and contains important information about the proposed transaction and related matters. INVESTORS OF CONSTANT CONTACT ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CONSTANT CONTACT, ENDURANCE AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials and other documents filed by Constant Contact with the SEC at the SEC’s website at www.sec.gov, at Constant Contact’s website at www.constantcontact.com or by sending a written request to Constant Contact at 1601 Trapelo Road, Waltham, Massachusetts 02451, Attention: Investor Relations Department.

Participants in the Solicitation

Constant Contact, Endurance, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from Constant Contact’s stockholders in connection with the proposed Merger. Information regarding Constant Contact’s and Endurance’s directors and executive officers is set forth in their respective definitive proxy statements for their respective 2015 Annual Meetings of Stockholders and their respective most recent annual reports on Form 10-K. Information regarding other persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Constant Contact’s stockholders in connection with the proposed Merger is set forth in the Proxy Statement for its special stockholder meeting. Additional information regarding these individuals and Constant Contact’s and Endurance’s respective directors and executive officers and any direct or indirect interests they may have in the proposed Merger is set forth in the Proxy Statement.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Constant Contact undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: uncertainties as to the timing of the contemplated transaction; uncertainties as to the approval of Constant Contact stockholders required in connection with the contemplated transaction; the possibility that a competing proposal will be made; the possibility that Endurance may not receive the anticipated financing or financing on the terms expected; the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; the possibility that the business of Constant Contact may suffer as a result of uncertainty surrounding the transaction or that Constant Contact may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; the risk that stockholder litigation or other legal proceedings in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; the possibility of the transaction involving unexpected costs, liabilities or delays; and other risks and uncertainties discussed in Constant Contact’s filings with the SEC, including the “Risk Factors” sections of Constant Contact’s most recent Quarterly Report on Form 10-Q for the period ended September 30, 2015 and most recent Annual Report on Form 10-K for the year ended December 31, 2014. If the transaction is consummated, Constant Contact’s stockholders will cease to have any equity interest in Constant Contact and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of Constant Contact are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2014 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.

Date: January 15, 2016	By:	/s/ Harpreet S. Grewal
Harpreet S. Grewal
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain information with respect to Constant Contact that has not previously been reported to the public.